EXHIBIT 10.2

FIRST AMENDMENT TO REVOLVING CREDIT NOTE

This First Amendment to Revolving Credit Note (as the same may from time to time be amended, restated, modified or otherwise supplemented, this “First Amendment”) is dated this 2nd day of July, 2008 from Green Plains Grain Company LLC, a Delaware limited liability company (together with its successors and permitted assigns, the “Borrower”), to and in favor of First National Bank of Omaha, a national banking association (together with its successors and assigns, the “Lender”).  Capitalized terms used herein and not otherwise defined have the meanings ascribed to them in the Agreement (defined below).

RECITALS

WHEREAS, on April 3, 2008, Borrower executed and delivered a Revolving Credit Note to Lender, in the original principal amount of thirty million dollars ($30,000,000) (the “Original Revolving Credit Note”); and

WHEREAS, the Original Revolving Credit Note was given in connection with, and governed by, the Credit Agreement dated April 3, 2008 among Borrower and Lender (the “Agreement); and

WHEREAS, Borrower and Lender are entering into an amendment to the Agreement to, among other things, increase the principal amount of the Revolving Credit Commitment to thirty-five million dollars ($35,000,000); and

WHEREAS, Borrower and Lender desire to amend the Original Revolving Credit Note in order to reflect such increase.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.

Each reference in the Original Revolving Credit Note to the principal amount of the Original Revolving Credit Note being “thirty million dollars” or “$30,000,000,” respectively, is hereby amended to state “thirty-five million dollars” or “$35,000,000,” respectively.

2.

Except as specifically amended herein, the Original Revolving Credit Note shall remain in full force and effect as originally executed.

3.

This First Amendment shall be binding on the successors and assigns of the parties hereto

[Signature Page Follows]

Executed as of the 2nd day of July, 2008.

Borrower:

Green Plains Grain Company LLC

By: /s/ Wayne Hoovestol Name: Wayne Hoovestol Title: CEO/Manager

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